UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

Alliance New York Municipal Income Fund

Portfolio of Investments

July 31, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS - 159.6%
Long-Term Municipal Bonds - 159.6%
New York - 148.8%
Albany NY IDA (St. Peter’s Hosp)
Series 2008A
5.75%, 11/15/22	$205	$221,726
Dutchess Cnty NY IDA (Bard College)
5.00%, 8/01/19	380	411,494
East Rochester NY Hsg Auth (St. John’s Meadows Proj)
Series 2010A
5.00%, 4/20/27	450	473,877
Erie Cnty NY Fiscal Stability Auth (Erie Cnty Ny Sales Tax)
Series 2011C
5.00%, 12/01/25	4,000	4,445,000
Long Island Pwr Auth NY
NPFGC-RE Series 2006A
5.00%, 12/01/19	650	703,606
Metropolitan Trnsp Auth NY
Series 2005B
5.00%, 11/15/31	1,100	1,150,512
Series 2012F
5.00%, 11/15/27	2,000	2,123,340
Series 2012H
5.00%, 11/15/31	1,750	1,802,255
Metropolitan Trnsp Auth NY (Metro Trnsp Auth Ny Ded Tax)
Series 2011B-4
5.00%, 11/15/23	2,500	2,819,050
Series 2012A
5.00%, 11/15/29	1,100	1,175,691
Monroe Cnty NY IDC (Rochester General Hospital)
Series 2013A
5.00%, 12/01/42	1,000	956,960
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hosp)
5.00%, 7/01/37	1,550	1,497,502
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth)
5.00%, 7/01/42	1,065	1,031,729
New York NY GO
Series 2004G
5.00%, 12/01/14 (Pre-refunded/ETM)	370	392,829
5.00%, 12/01/23	410	426,617
Series 2004I
5.00%, 8/01/14 (Pre-refunded/ETM)	5	5,234
5.00%, 8/01/21	995	1,029,158
Series 2008G
5.00%, 8/01/22	2,000	2,225,680
Series 2012A
5.00%, 8/01/24	1,000	1,121,510
Series 2012F
5.00%, 8/01/25	2,000	2,228,000
Series 2012I

	Principal Amount (000)	U.S. $ Value
5.00%, 8/01/26	$2,000	$2,202,100
New York NY HDC MFHR (New York NY HDC)
Series 02A
5.50%, 11/01/34	10	10,031
New York NY Trnsl Fin Auth
Series 2002B
5.00%, 2/01/27	3,000	3,244,890
Series 2011D
5.00%, 2/01/25	1,500	1,671,135
Series 2012A-1
5.00%, 5/01/27	3,000	3,349,230
Series 2012E-1
5.00%, 2/01/25	2,000	2,246,780
New York NY Trst for Cult Res (Wildlife Conservation Society)
Series 2013A
5.00%, 8/01/33	1,325	1,412,980
New York St Dormitory Auth
NPFGC Series 04
5.75%, 8/01/14 (Pre-refunded/ETM)	5,000	5,271,450
New York St Dormitory Auth (Cabrini Westchester)
5.10%, 2/15/26	485	523,752
New York St Dormitory Auth (Mount Sinai Hospital)
Series 2010A
5.00%, 7/01/26	1,255	1,335,483
New York St Dormitory Auth (New York St Lease Suny)
Series 2012A
5.00%, 5/15/27	2,000	2,171,380
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/26 (a)	3,000	3,297,180
New York St Dormitory Auth (New York Univ)
Series 2008A
5.00%, 7/01/29	780	846,940
Series 2012A
5.00%, 7/01/27	2,090	2,271,329
New York St Dormitory Auth (North Shore - LIJ Hospital)
5.00%, 5/01/22	345	366,452
New York St Dormitory Auth (NYU Hosp Center)
Series 07A
5.00%, 7/01/22	300	322,521
Series 2007B
5.25%, 7/01/24	150	160,745
New York St Envrn Fac Corp.
5.00%, 8/15/24	3,000	3,431,490
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth)
5.00%, 6/15/24-6/15/27 (a)	3,000	3,315,975
Series 2012A
5.00%, 6/15/25	2,200	2,496,098

	Principal Amount (000)	U.S. $ Value
New York St HFA MFHR (Patchogue Apts)
Series 02A
5.35%, 2/15/29	$2,090	$2,090,042
New York St Pwr Auth
NPFGC Series 2007C
5.00%, 11/15/19	1,320	1,511,888
New York St Thruway Auth (New York St Pers Income Tax)
Series 2010A
5.00%, 3/15/27	1,000	1,084,500
Series 2011A
5.00%, 3/15/26	3,000	3,287,790
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
Series 2011A
5.00%, 4/01/25	4,000	4,416,680
Niagara NY Dev Corp. (Covanta Energy Corp.)
5.25%, 11/01/42	545	484,134
Port Authority of NY & NJ
5.00%, 10/01/27	5,000	5,291,200
Seneca Cnty NY IDA (New York Chiropractic College)
5.00%, 10/01/27	185	188,600
Suffolk Cnty NY IDA (New York Institute of Technology)
5.00%, 3/01/26	200	201,676
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec)
AMBAC Series 03A-1
5.25%, 6/01/21	4,000	4,012,280
Triborough Brdg & Tunl Auth NY
Series 2011A
5.00%, 1/01/25-1/01/27	3,220	3,512,787
Ulster Cnty NY GO
5.00%, 11/15/25	1,000	1,116,070
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
6.00%, 9/15/27	300	200,244
Westchester Cnty NY Local Dev Corp. (Kendal on Hudson)
5.00%, 1/01/34	1,550	1,538,174
Yonkers NY IDA (Malotz Skilled Nursing Fac)
NPFGC Series 99
5.65%, 2/01/39	1,200	1,203,108

		96,328,884

California - 0.4%
California GO
5.00%, 8/01/13 (Pre-refunded/ETM)	50	50,000
5.00%, 2/01/33	200	200,308

		250,308

Colorado - 0.7%
Northwest Met Dist #3 CO
6.125%, 12/01/25	500	463,045

	Principal Amount (000)	U.S. $ Value
Illinois - 0.6%
Bolingbrook IL Sales Tax
6.25%, 1/01/24	$500	$414,170

Ohio - 0.4%
Columbiana Cnty Port Auth OH (Apex Environmental LLC)
Series 2004A
7.125%, 8/01/25 (b)	300	233,301

Puerto Rico - 8.7%
Puerto Rico GO
Series 2001A
5.50%, 7/01/19	500	510,315
Series 2004A
5.25%, 7/01/19	510	511,356
Puerto Rico Pub Bldgs Auth (Puerto Rico GO)
Series 2007N
5.50%, 7/01/22	585	578,085
Puerto Rico Sales Tax Fin Corp.
Series 2009A
5.50%, 8/01/19 (Pre-refunded/ETM)	35	42,878
5.50%, 8/01/28	3,965	3,999,139

		5,641,773

Total Municipal Obligations (cost $104,935,943)		103,331,481

	Shares
SHORT-TERM INVESTMENTS - 7.8%
Investment Companies - 7.8%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09% (c) (cost $5,051,011)	5,051,011	5,051,011

Total Investments - 167.4% (cost $109,986,954) (d)		108,382,492
Other assets less liabilities - (4.4)%		(2,827,702)
Preferred Shares at liquidation value - (63.0)%		(40,800,000)

Net Assets Applicable to Common Shareholders - 100.0% (e)		$64,754,790

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(b)	Illiquid security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(d)	As of July 31, 2013, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $2,070,876 and gross unrealized depreciation of investments was $(3,675,338), resulting in net unrealized depreciation of $(1,604,462).
(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of July 31, 2013, the Fund held 19.6% of net assets in insured bonds (of this amount 41.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AMBAC	-	Ambac Assurance Corporation
ETM	-	Escrowed to Maturity
GO	-	General Obligation
HDC	-	Housing Development Corporation
HFA	-	Housing Finance Authority
IDA	-	Industrial Development Authority/Agency
IDC	-	Industrial Development Corporation
MFHR	-	Multi-Family Housing Revenue
NPFGC	-	National Public Finance Guarantee Corporation
NPFGC-RE	-	National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

Alliance New York Municipal Income Fund

July 31, 2013 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$102,020,721		$1,310,760		$103,331,481
Short-Term Investments		5,051,011		– 0	–	– 0	–	5,051,011

Total Investments in Securities		5,051,011		102,020,721		1,310,760		108,382,492
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$5,051,011		$102,020,721		$1,310,760		$108,382,492

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/12	$1,283,403		$1,283,403
Accrued discounts/(premiums)	2,241		2,241
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	25,116		25,116
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 7/31/13	$1,310,760		$1,310,760

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/13	$25,116		$25,116

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at July 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 7/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$1,310,760	Third Party Vendor	Evaluated Quotes	$66.75 - $77.77/$82.93

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 23, 2013